4th Quarter and Full Year 2022 Earnings Release Supplemental Information February 9, 2023

2 Safe Harbor Forward Looking Statements This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, such as statements about our future plans, objectives, expectations, financial performance, and continued business operations. The words “believe,” “expect,” “anticipate,” “project,” “estimate,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “objective,” ”path,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” and similar expressions, among others, generally identify forward- looking statements, which speak only as of the date the statements were made. The statements in this presentation are based on currently available information and the current expectations, forecasts, and assumptions of Knowles’ management concerning risks and uncertainties that could cause actual outcomes or results to differ materially from those outcomes or results that are projected, anticipated, or implied in these statements, including risks relating to the timing and execution of the restructuring plan and risks relating to the COVID-19 pandemic and governmental responses to it, including but not limited to, the impact on our supply chain, customer demand, and costs associated with our operations. Other risks and uncertainties include, but are not limited to: unforeseen changes in MEMS microphone demand from our largest customers, particularly our top five customers, who represent a significant portion of revenues for our Consumer MEMS Microphone segment; our ongoing ability to execute our strategy to diversify our end markets and customers; our ability to stem or overcome price erosion in our segments; fluctuations in our stock's market price; fluctuations in operating results and cash flows; our ability to prevent or identify quality issues in our products or to promptly remedy any such issues that are identified; the timing of OEM product launches; risks associated with increasing our inventories in advance of anticipated orders by customers; global economic instability; the impact of changes to laws and regulations that affect the Company’s ability to offer products or services to customers in different regions; our ability to achieve reductions in our operating expenses; the ability to qualify our products and facilities with customers; our ability to obtain, enforce, defend or monetize our intellectual property rights; disruption caused by a cybersecurity incident, including a cyber attack, cyber breach, theft, or other unauthorized access; difficulties or delays in and/or the Company’s inability to realize expected cost synergies from its acquisitions; increases in the costs of critical raw materials and components; availability of raw materials and components; managing new product ramps and introductions for our customers; our dependence on a limited number of large customers; our ability to maintain and expand our existing relationships with leading OEMs in order to maintain and increase our revenue; increasing competition and new entrants in the market for our products; our ability to develop new or enhanced products or technologies in a timely manner that achieve market acceptance; our reliance on third parties to manufacture, assemble, and test our products and sub-components; escalating international trade tensions, new or increased tariffs and trade wars among countries; financial risks, including risks relating to currency fluctuations, credit risks and fluctuations in the market value of the Company; a sustained decline in our stock price and market capitalization may result in the impairment of certain intangible or long- lived assets; market risk associated with fluctuations in commodity prices, particularly for various precious metals used in our manufacturing operation, and changes in tax laws, changes in tax rates and exposure to additional tax liabilities; and other risks, relevant factors, and uncertainties identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, subsequent Reports on Forms 10-Q and 8-K and our other filings we make with the U.S. Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation, and Knowles disclaims any intention or obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Disclaimer The financial results disclosed in this presentation include certain measures calculated and presented in accordance with GAAP. In addition to the GAAP results included in this presentation, Knowles has presented supplemental, non-GAAP gross profit, adjusted earnings before interest and income taxes, adjusted earnings before interest and income taxes margin, adjusted earnings before interest, taxes, depreciation, and amortization; adjusted earnings before interest, taxes, depreciation, and amortization margin; non-GAAP gross profit margin, non-GAAP diluted earnings per share, non-GAAP operating expense; free cash flow; and free cash flow margin to facilitate evaluation of Knowles’ operating performance. These non-GAAP financial measures exclude certain amounts that are included in the most directly comparable GAAP measure. In addition, these non-GAAP financial measures do not have standard meanings and may vary from similarly titled non-GAAP financial measures used by other companies. Knowles uses non-GAAP measures as supplements to its GAAP results of operations in evaluating certain aspects of its business, and its executive management team focuses on non-GAAP items as key measures of Knowles’ performance for business planning purposes. These measures assist Knowles in comparing its performance between various reporting periods on a consistent basis, as these measures remove from operating results the impact of items that, in Knowles’ opinion, do not reflect its core operating performance. Knowles believes that its presentation of these non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that Knowles uses internally for purposes of assessing its core operating performance. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see the reconciliation tables in the Appendix.

• Consumer electronic market demand continues to impact revenue and earnings • Gross Profit Margin and Adjust EBIT Margin above expectations • Non-GAAP Diluted EPS of $0.33, at the midpoint of our guided range * For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation 3 Delivering on expectations despite challenging macroeconomic conditions 234.3 197.1 43.3 40.4 REVENUE ($M) Non-GAAP GROSS PROFIT MARGIN* (%) 22.0 18.9 ADJUSTED EBIT MARGIN* (%) -310 bps Non-GAAP DILUTED EPS* ($) 0.48 0.33 -31.3%-290 bps-15.9% Q4 2022 Year-over-Year

• 9% revenue growth driven by robust demand across defense, medtech, EV, and industrial markets • Gross Profit Margin down slightly from the prior year due to favorable inventory adjustments in Q4 2021 4 Q4 2022 Segment Performance Precision Devices * For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation REVENUE ($M) Non-GAAP GROSS PROFIT MARGIN* (%) 57.9 63.3 9.3% 49.2 48.5 -70 bps

• Revenue down due to customer inventory adjustments and difficult year over year comparables as Q4 2021 benefited from strong COVID recovery • Gross Profit Margin expansion driven by favorable product mix and FX benefits Q4 2022 Segment Performance MedTech & Specialty Audio * For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation 5 71.4 61.8 REVENUE ($M) -13.4% Non-GAAP GROSS PROFIT MARGIN* (%) 50.3 51.6 +130 bps

• Revenue down sharply due to weak consumer electronic market demand and excess channel inventory • Gross Profit Margin severely impacted by lower factory capacity utilization and unfavorable mix, partially offset by restructuring benefits Q4 2022 Segment Performance Consumer MEMS Microphones * For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation 6 105.0 72.0 REVENUE ($M) -31.4% Non-GAAP GROSS PROFIT MARGIN* (%) 35.4 24.0 -1140 bps

Year over Year Financial Performance Delivered strong profitability metrics despite headwinds in consumer electronic market * For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation 7 • Consumer electronic market demand and excess channel inventory severely impacted revenue and earnings • Consumer MEMS negatively impacted by low capacity utilization partially offset by adjusted EBIT expansion in Precision Devices and MedTech & Specialty Audio • Restructuring actions to drive $28M+ in annualized savings Revenue of $764.7 million Non-GAAP Gross Profit Margin* of 40.6% Adjusted EBIT Margin* of 18.6% Non-GAAP Diluted EPS* of $1.26 Free Cash Flow* of $54.2 million 12% decrease year-over-year 110 bps decrease year-over-year 150 bps decrease year-over-year 18% decrease year-over-year 59% decrease year-over-year 7

* For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation We have significantly improved our profitability metrics from 2018 to 2022. Financial Performance 39.5 40.6 Non-GAAP GROSS PROFIT MARGIN* (%) 826.9 764.7 REVENUE ($) ADJUSTED EBITDA MARGIN* (%) 19.7 24.1 +4.4% +110 bps -2% CAGR ADJUSTED EBIT MARGIN* (%) Non-GAAP Diluted EPS* ($) 14.2 18.6 +4.4% $1.01 1.26 6% CAGR 8 FREE CASH FLOW MARGIN* (%) 2.2 7.1 +4.9%

Full Year 2022 Cash Generation Proven ability to deliver strong free cash flow * For this Non-GAAP financial measure see the Appendix for GAAP to Non-GAAP reconciliation 9 18.4 82.7 96.2 133.5 54.2 FREE CASH FLOW* ($M) FREE CASH FLOW MARGIN* (%) 2.2 9.7 12.6 15.4 7.1 9 Gross Margin Expansion • Focused on markets that value our technology and manufacturing differentiation • Implemented a more disciplined approach to pricing • Reduced Consumer MEMS Microphones Capacity Expense Control • Reduced R&D spend where pace of market adoption was below our expectations • Committed to continuous improvement in processes to drive efficiencies CapEx Discipline • Optimized investments across areas with attractive returns

July 28, 2021 Outlook Q1 2023 Guidance 10 GAAP ADJUSTMENTS NON-GAAP Revenue $140 to $155 million — $140 to $155 million Gross Profit Margin 31.7% to 34.7% 0.3% 32.0% to 35.0% Diluted EPS ($0.08) to ($0.02) $0.09 $0.01 to $0.07 Q1 2023 GAAP results are expected to include approximately $0.07 per share in stock-based compensation and $0.02 per share in amortization of intangibles.

11 Appendix

July 28, 2021 Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures (1) 12 Quarter Ended December 31, (Continuing operations, in millions, except per share amounts) 2022 2021 Revenues $ 197.1 $ 234.3 Gross profit $ 75.3 $ 100.9 Gross profit margin 38.2% 43.1 % Stock-based compensation expense 0.2 0.5 Restructuring charges 4.1 — Non-GAAP gross profit $ 79.6 $ 101.4 Non-GAAP gross profit as a % of revenues 40.4% 43.3 % Operating expenses $ 282.2 $ 60.3 Stock-based compensation expense (6.8) (6.0) Intangibles amortization expense (3.0) (4.4) Impairment charges (231.1) — Restructuring charges 0.2 (0.2) Other (1) 0.5 (0.3) Non-GAAP operating expenses $ 42.0 $ 49.4 Non-GAAP operating expenses as a % of revenues 21.3% 21.1 % Net (loss) earnings $ (208.0) $ 92.6 Interest expense, net 1.2 1.9 Benefit from income taxes (0.5) (54.3) (Loss) earnings before interest and income taxes (207.3) 40.2 (Loss) earnings before interest and income taxes as a % of revenues (105.2) % 17.2 % Stock-based compensation expense 7.0 6.5 Intangibles amortization expense 3.0 4.4 Impairment charges 231.1 — Restructuring charges 3.9 0.2 Other (1) (0.5) 0.3 Adjusted earnings before interest and income taxes $ 37.2 $ 51.6 Adjusted earnings before interest and income taxes as a % of revenues 18.9% 22.0 % Notes: (1) In 2022, Other expenses represent an adjustment to pre-spin-off pension obligations of $3.4 million, which was recorded during the second quarter of 2022 in the Other income, net line on the Consolidated Statements of Earnings, and the ongoing lease cost related to facilities not used in operations. In 2021, Other expenses represent the ongoing net lease cost related to facilities not used in operations and expenses related to the acquisition of Integrated Microwave Corporation by the Precision Devices segment.

Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures 13 Quarter Ended December 31, (Continuing operations, in millions, except per share amounts) 2022 2021 Net (loss) earnings $ (208.0) $ 92.6 Interest expense, net 1.2 1.9 Benefit from income taxes (0.5) (54.3) (Loss) earnings before interest and income taxes (207.3) 40.2 Non-GAAP reconciling adjustments (2) 244.5 11.4 Depreciation expense 9.2 11.5 Adjusted earnings before interest, income taxes, depreciation, and amortization ("EBITDA") $ 46.4 $ 63.1 Adjusted EBITDA as a % of revenues 23.5% 26.9 % Net (loss) earnings $ (208.0) $ 92.6 Non-GAAP reconciling adjustments (2) 244.5 11.4 Interest expense, net non-GAAP reconciling adjustments (3) — 0.6 Income tax effects of non-GAAP reconciling adjustments (4) 5.8 58.6 Non-GAAP net earnings $ 30.7 $ 46.0 Diluted (loss) earnings per share $ (2.28) $ 0.98 Earnings (loss) per share non-GAAP reconciling adjustment 2.61 (0.50) Non-GAAP diluted earnings per share $ 0.33 $ 0.48 Diluted average shares outstanding 91.0 94.3 Non-GAAP adjustment (5) 2.5 1.5 Non-GAAP diluted average shares outstanding (5) 93.5 95.8 Notes: (2) The non-GAAP reconciling adjustments are those adjustments made to reconcile (Loss) earnings before interest and income taxes to Adjusted earnings before interest and income taxes. (3) Under GAAP in effect for the Company through 2021, certain convertible debt instruments that may be settled in cash (or other assets) upon conversion were required to be separately accounted for as liability (debt) and equity (conversion option) components of the instrument in a manner that reflected the issuer’s nonconvertible debt borrowing rate. Accordingly, for GAAP purposes we were required to recognize imputed interest expense on the Company’s $172.5 million of convertible senior notes due November 1, 2021 that were issued in a private placement in May 2016. The imputed interest rate for the convertible notes was 8.12%, while the actual coupon interest rate of the notes was 3.25%. The difference between the imputed interest expense and the coupon interest expense was excluded from management’s assessment of the Company’s operating performance because management believes that this non-cash expense was not indicative of its core, ongoing operating performance. (4) Income tax effects of non-GAAP reconciling adjustments are calculated using the applicable tax rates in the jurisdictions of the underlying adjustments. Income tax effects of non-GAAP reconciling adjustments are calculated using the applicable tax rates in the jurisdictions of the underlying adjustments. In 2021, these adjustments include a valuation allowance release of $59.1 million for our U.S. subsidiaries. (5) The number of shares used in the diluted per share calculations on a non-GAAP basis excludes the impact of stock-based compensation expense expected to be incurred in future periods and not yet recognized in the financial statements, which would otherwise be assumed to be used to repurchase shares under the GAAP treasury stock method. In addition, the Company entered into convertible note hedge transactions that expired upon maturity of the convertible notes to offset any potential dilution from the convertible notes. Although the anti-dilutive impact of the convertible note hedges was not reflected under GAAP, the Company included the anti-dilutive impact of the convertible note hedges in non-GAAP diluted average shares outstanding, if applicable.

Historical Segment Data

knowles

Precision Devices — Quarter Ended

(Continuing operations, in millions)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Revenues	$ 63.3	$ 64.4	$ 59.5	$ 55.7	$ 57.9
Gross profit	$ 30.7	$ 30.5	$ 27.7	$ 25.3	$ 28.4
Gross profit margin	*48.5%*	*47.4%*	*46.6%*	*45.4%*	*49.1%*
Stock-based compensation expense	—	0.1	0.1	0.1	0.1
Restructuring charges	—	—	—	—	—
Non-GAAP gross profit	$ 30.7	$ 30.6	$ 27.8	$ 25.4	$ 28.5
Non-GAAP gross profit as a % of revenues	*48.5%*	*47.5%*	*46.7%*	*45.6%*	*49.2%*
Research and development expenses	$ 3.1	$ 3.2	$ 2.9	$ 3.1	$ 3.0
Research and development expenses margin	*4.9%*	*5.0%*	*4.9%*	*5.6%*	*5.2%*
Stock-based compensation expense	(0.1)	—	(0.1)	(0.1)	—
Intangibles amortization expense	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
Other	—	—	—	—	—
Non-GAAP research and development expenses	$ 2.9	$ 3.1	$ 2.7	$ 2.9	$ 2.9
Non-GAAP research and development expenses as a % of revenues	*4.6%*	*4.8%*	*4.5%*	*5.2%*	*5.0%*
Selling and administrative expenses	$ 11.2	$ 11.3	$ 10.6	$ 10.1	$ 10.1
Selling and administrative expenses margin	*17.7%*	*17.5%*	*17.8%*	*18.1%*	*17.4%*
Stock-based compensation expense	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)
Intangibles amortization expense	(1.3)	(1.4)	(1.3)	(1.4)	(1.5)
Other	—	—	—	—	—
Non-GAAP selling and administrative expenses	$ 9.4	$ 9.4	$ 8.8	$ 8.2	$ 8.1
Non-GAAP selling and administrative expenses as a % of revenues	*14.8%*	*14.6%*	*14.8%*	*14.7%*	*14.0%*
Operating expenses	$ 14.3	$ 14.5	$ 13.5	$ 13.2	$ 13.2
Operating expenses margin	*22.6%*	*22.5%*	*22.7%*	*23.7%*	*22.8%*
Stock-based compensation expense	(0.6)	(0.5)	(0.6)	(0.6)	(0.5)
Intangibles amortization expense	(1.4)	(1.5)	(1.4)	(1.5)	(1.6)
Impairment charges	—	—	—	—	—
Restructuring charges	—	—	—	—	(0.1)
Other	—	—	—	—	—
Non-GAAP operating expenses	$ 12.3	$ 12.5	$ 11.5	$ 11.1	$ 11.0
Non-GAAP operating expenses as a % of revenues	*19.4%*	*19.4%*	*19.3%*	*19.9%*	*19.0%*

MedTech & Specialty Audio — Quarter Ended

(Continuing operations, in millions)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Revenues	$ 61.8	$ 47.0	$ 61.6	$ 59.5	$ 71.4
Gross profit	$ 31.8	$ 22.4	$ 30.4	$ 29.7	$ 35.8
Gross profit margin	*51.5%*	*47.7%*	*49.4%*	*49.9%*	*50.1%*
Stock-based compensation expense	0.1	0.1	—	0.2	0.1
Restructuring charges	—	—	—	—	—
Non-GAAP gross profit	$ 31.9	$ 22.5	$ 30.4	$ 29.9	$ 35.9
Non-GAAP gross profit as a % of revenues	*51.6%*	*47.9%*	*49.4%*	*50.3%*	*50.3%*
Research and development expenses	$ 4.2	$ 4.0	$ 4.2	$ 4.5	$ 3.7
Research and development expenses margin	*6.8%*	*8.5%*	*6.8%*	*7.6%*	*5.2%*
Stock-based compensation expense	(0.4)	(0.3)	(0.3)	(0.2)	(0.2)
Intangibles amortization expense	—	—	—	—	—
Other	—	—	—	—	—
Non-GAAP research and development expenses	$ 3.8	$ 3.7	$ 3.9	$ 4.3	$ 3.5
Non-GAAP research and development expenses as a % of revenues	*6.1%*	*7.9%*	*6.3%*	*7.2%*	*4.9%*
Selling and administrative expenses	$ 3.2	$ 3.1	$ 3.1	$ 3.5	$ 3.5
Selling and administrative expenses margin	*5.2%*	*6.6%*	*5.0%*	*5.9%*	*4.9%*
Stock-based compensation expense	(0.3)	(0.3)	(0.4)	(0.3)	(0.2)
Intangibles amortization expense	—	—	—	—	—
Other	—	—	—	—	—
Non-GAAP selling and administrative expenses	$ 2.9	$ 2.8	$ 2.7	$ 3.2	$ 3.3
Non-GAAP selling and administrative expenses as a % of revenues	*4.7%*	*6.0%*	*4.4%*	*5.4%*	*4.6%*
Operating expenses	$ 7.4	$ 7.1	$ 7.3	$ 8.0	$ 7.2
Operating expenses margin	*12.0%*	*15.1%*	*11.9%*	*13.4%*	*10.1%*
Stock-based compensation expense	(0.7)	(0.6)	(0.7)	(0.5)	(0.4)
Intangibles amortization expense	—	—	—	—	—
Impairment charges	—	—	—	—	—
Restructuring charges	—	—	—	—	—
Other	—	—	—	—	—
Non-GAAP operating expenses	$ 6.7	$ 6.5	$ 6.6	$ 7.5	$ 6.8
Non-GAAP operating expenses as a % of revenues	*10.8%*	*13.8%*	*10.7%*	*12.6%*	*9.5%*

Consumer MEMS Microphones — Quarter Ended

(Continuing operations, in millions)	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Revenues	$ 72.0	$ 66.8	$ 66.9	$ 86.2	$ 105.0
Gross profit	$ 13.1	$ (12.1)	$ 20.0	$ 28.7	$ 37.0
Gross profit margin	*18.2%*	*-18.1%*	*29.9%*	*33.3%*	*35.2%*
Stock-based compensation expense	0.1	0.1	0.2	0.1	0.2
Restructuring charges	4.1	28.1	—	—	—
Non-GAAP gross profit	$ 17.3	$ 16.1	$ 20.2	$ 28.8	$ 37.2
Non-GAAP gross profit as a % of revenues	*24.0%*	*24.1%*	*30.2%*	*33.4%*	*35.4%*
Research and development expenses	$ 10.7	$ 12.1	$ 14.1	$ 15.5	$ 15.8
Research and development expenses margin	*14.9%*	*18.1%*	*21.1%*	*18.0%*	*15.0%*
Stock-based compensation expense	(0.9)	(0.9)	(1.0)	(1.3)	(1.0)
Intangibles amortization expense	(1.5)	(1.5)	(1.5)	(1.5)	(1.5)
Other	(0.2)	—	—	(0.2)	(0.2)
Non-GAAP research and development expenses	$ 8.1	$ 9.7	$ 11.6	$ 12.5	$ 13.1
Non-GAAP research and development expenses as a % of revenues	*11.3%*	*14.5%*	*17.3%*	*14.5%*	*12.5%*
Selling and administrative expenses	$ 4.9	$ 5.5	$ 5.5	$ 6.1	$ 7.8
Selling and administrative expenses margin	*6.8%*	*8.2%*	*8.2%*	*7.1%*	*7.4%*
Stock-based compensation expense	(0.4)	(0.3)	(0.4)	(0.5)	(0.4)
Intangibles amortization expense	(0.1)	(0.1)	(0.1)	(0.1)	(1.3)
Other	0.7	—	—	(0.1)	—
Non-GAAP selling and administrative expenses	$ 5.1	$ 5.1	$ 5.0	$ 5.4	$ 6.1
Non-GAAP selling and administrative expenses as a % of revenues	*7.1%*	*7.6%*	*7.5%*	*6.3%*	*5.8%*
Operating expenses	$ 246.5	$ 20.2	$259.4	$ 28.2	$ 23.7
Operating expenses margin	*342.4%*	*30.2%*	*387.7%*	*32.7%*	*22.6%*
Stock-based compensation expense	(1.3)	(1.2)	(1.4)	(1.8)	(1.4)
Intangibles amortization expense	(1.6)	(1.6)	(1.6)	(1.6)	(2.8)
Impairment charges	(231.1)	—	(239.8)	—	—
Restructuring charges	0.2	(2.6)	—	(6.6)	(0.1)
Other	0.5	—	—	(0.3)	(0.2)
Non-GAAP operating expenses	$ 13.2	$ 14.8	$ 16.6	$ 17.9	$ 19.2
Non-GAAP operating expenses as a % of revenues	*18.3%*	*22.2%*	*24.8%*	*20.8%*	*18.3%*

Historical Segment Data

knowles

(Continuing operations, in millions)	Precision Devices Quarter Ended December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Revenues	$ 63.3	$ 64.4	$ 59.5	$ 55.7	$ 57.9
Operating earnings (loss)	$ 16.4	$ 16.0	$ 14.2	$ 12.1	$ 15.2
Other (income) expense, net	(0.2)	(0.2)	3.2	(0.2)	(0.2)
Earnings (loss) before interest and income taxes	16.6	16.2	11.0	12.3	15.4
Earnings (loss) before interest and income taxes as a % of revenues	26.2%	25.2%	18.5%	22.1%	26.6%
Stock-based compensation expense	0.6	0.6	0.7	0.7	0.6
Intangibles amortization expense	1.4	1.5	1.4	1.5	1.6
Impairment charges	—	—	—	—	—
Restructuring charges	—	—	—	—	0.1
Production transfer costs	—	—	—	—	—
Other	—	—	3.4	—	—
Adjusted earnings before interest and income taxes	$ 18.6	$ 18.3	$ 16.5	$ 14.5	$ 17.7
Adjusted earnings before interest and income taxes as a % of revenues	29.4%	28.4%	27.7%	26.0%	30.6%
Operating earnings (loss)	$ 16.4	$ 16.0	$ 14.2	$ 12.1	$ 15.2
Other (income) expense, net	(0.2)	(0.2)	3.2	(0.2)	(0.2)
Earnings (loss) before interest and income taxes	16.6	16.2	11.0	12.3	15.4
Non-GAAP reconciling adjustments	2.0	2.1	5.5	2.2	2.3
Depreciation expense	2.0	2.0	2.0	2.0	2.0
Adjusted earnings before interest, income taxes, depreciation, and amortization ("EBITDA")	20.6	20.3	18.5	16.5	19.7
Adjusted EBITDA as a % of revenues	32.5%	31.5%	31.1%	29.6%	34.0%

(Continuing operations, in millions)	MedTech & Specialty Audio Quarter Ended December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Revenues	$ 61.8	$ 47.0	$ 61.6	$ 59.5	$ 71.4
Operating earnings (loss)	$ 24.4	$ 15.3	$ 23.1	$ 21.7	$ 28.6
Other (income) expense, net	—	(0.1)	—	—	(0.2)
Earnings (loss) before interest and income taxes	24.4	15.4	23.1	21.7	28.8
Earnings (loss) before interest and income taxes as a % of revenues	39.5 %	32.8 %	37.5%	36.5%	40.3%
Stock-based compensation expense	0.8	0.7	0.7	0.7	0.5
Intangibles amortization expense	—	—	—	—	—
Impairment charges	—	—	—	—	—
Restructuring charges	—	—	—	—	—
Production transfer costs	—	—	—	—	—
Other	—	—	—	—	—
Adjusted earnings before interest and income taxes	$ 25.2	$ 16.1	$ 23.8	$ 22.4	$ 29.3
Adjusted earnings before interest and income taxes as a % of revenues	40.8 %	34.3 %	38.6%	37.6%	41.0%
Operating earnings (loss)	$ 24.4	$ 15.3	$ 23.1	$ 21.7	$ 28.6
Other (income) expense, net	—	(0.1)	—	—	(0.2)
Earnings (loss) before interest and income taxes	24.4	15.4	23.1	21.7	28.8
Non-GAAP reconciling adjustments	0.8	0.7	0.7	0.7	0.5
Depreciation expense	2.0	2.0	2.1	2.0	1.8
Adjusted earnings before interest, income taxes, depreciation, and amortization ("EBITDA")	27.2	18.1	25.9	24.4	31.1
Adjusted EBITDA as a % of revenues	44.0 %	38.5 %	42.0%	41.0%	43.6%

(Continuing operations, in millions)	Consumer MEMS Microphones Quarter Ended December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Revenues	$ 72.0	$ 66.8	$ 66.9	$ 86.2	$ 105.0
Operating earnings (loss)	$ (233.4)	$ (32.3)	$(239.4)	$ 0.5	$ 13.3
Other (income) expense, net	—	—	(0.1)	—	0.1
Earnings (loss) before interest and income taxes	(233.4)	(32.3)	(239.3)	0.5	13.2
Earnings (loss) before interest and income taxes as a % of revenues	(324.2)%	(48.4)%	(357.7)%	0.6%	12.6%
Stock-based compensation expense	1.4	1.3	1.6	1.9	1.6
Intangibles amortization expense	1.6	1.6	1.6	1.6	2.8
Impairment charges	231.1	—	239.8	—	—
Restructuring charges	3.9	30.7	—	6.6	0.1
Production transfer costs	—	—	—	—	—
Other	(0.5)	—	—	0.3	0.2
Adjusted earnings before interest and income taxes	$ 4.1	$ 1.3	$ 3.7	$ 10.9	$ 17.9
Adjusted earnings before interest and income taxes as a % of revenues	5.7 %	1.9 %	5.5 %	12.6%	17.0%
Operating earnings (loss)	$ (233.4)	$ (32.3)	$(239.4)	$ 0.5	$ 13.3
Other (income) expense, net	—	—	(0.1)	—	0.1
Earnings (loss) before interest and income taxes	(233.4)	(32.3)	(239.3)	0.5	13.2
Non-GAAP reconciling adjustments	237.5	33.6	243.0	10.4	4.7
Depreciation expense	4.6	5.2	6.3	7.0	7.0
Adjusted earnings before interest, income taxes, depreciation, and amortization ("EBITDA")	8.7	6.5	10.0	17.9	24.9
Adjusted EBITDA as a % of revenues	12.1 %	9.7 %	14.9 %	20.8%	23.7%

15

16 Quarter Ended December 31, September 30, June 30, March 31, December 31, (Continuing operations, in millions) 2022 2022 2022 2022 2021 (Loss) earnings before interest and income taxes Precision Devices $ 16.6 $ 16.2 $ 11.0 $ 12.3 $ 15.4 MedTech & Specialty Audio 24.4 15.4 23.1 21.7 28.8 Consumer MEMS Audio (233.4) (32.3) (239.3) 0.5 13.2 Total segments (192.4) (0.7) (205.2) 34.5 57.4 Corporate expense / other 14.9 11.8 11.1 12.7 17.2 Interest expense, net 1.2 1.1 0.8 0.8 1.9 (Loss) earnings before income taxes (208.5) (13.6) (217.1) 21.0 38.3 (Benefit from) provision for income taxes (0.5) (16.3) 25.8 2.9 (54.3) Net (loss) earnings $ (208.0) $ 2.7 $ (242.9) $ 18.1 $ 92.6 Reconciliation of Segment EBIT to Consolidated Net Earnings

Free Cash Flow and Free Cash Flow as a % of revenues 17 Years Ended December 31, (in millions) 2022 2021 2020 2019 2018 Cash provided by operating activities $ 86.3 $ 182.1 $ 128.1 $ 123.9 $ 98.5 Less: Capital expenditures (32.1) (48.6) (31.9) (41.2) (80.1) Free cash flow (1) $ 54.2 $ 133.5 $ 96.2 $ 82.7 $ 18.4 Free cash flow as a % of revenues (1) 7.1% 15.4% 12.6% 9.7% 2.2% (1) In additional to measuring cash flow generation and usage based on liquidity measures determined in accordance with GAAP, Knowles also measures Free cash flow and Free cash flow as a % of revenues. Free cash flow is defined as Cash provided by operating activities less Capital expenditures. Knowles believes these measures are useful in measuring its Cash flow generated from operations that is available to repay debt, find acquisitions, and repurchase Knowles' common stock. Free cash flow and Free cash flow as a percentage of revenues are not presented in accordance with GAAP and may not be comparable to similarly titled measures used by other companies in our industry. As such, Free cash flow and Free cash flow as a % of revenues should not be considered in isolation from, or as an alternative to, any other liquidity measures determined in accordance with GAAP.

Reconciliation of Net Debt (Cash) 18 (Continuing operations, in millions) Year Ended December 31, 2022 Current maturities of long-term debt $ — Long-term debt 45.0 Total debt 45.0 Less: Cash and cash equivalents (48.2) Net debt (cash) $ (3.2)